UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2024

AMERICAN NATIONAL GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31911	42-1447959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6000 Westown Parkway
West Des Moines, IA 50266
(Address of principal executive offices and zip code)

(515) 221-0002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Depositary Shares, each representing a 1/1,000th interest in a share of 5.95% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A	ANGpA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.625% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series B	ANGpB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

On May 8, 2024, American National Group Inc. (formerly known as American Equity Investment Life Holding Company), a Delaware corporation (“ANGI” or the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) disclosing, among other things, the completion of its previously announced merger (the “Merger”) with American National Group, LLC, a Delaware limited liability company (“ANAT”) on May 7, 2024. ANGI is filing this Form 8-K/A to include the historical financial statements of ANAT and the condensed combined pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Original Form 8-K.

The pro forma financial information included as Exhibit 99.4 to this Form 8-K/A has been presented for illustrative purposes only, as required by Form 8-K, and is not intended to, and does not purport to, represent what the combined company’s actual results or financial condition would have been if the transactions had occurred on the relevant date, and is not intended to project the future results or financial condition that the combined company may achieve following the Merger.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of the Business Acquired

(i) The audited consolidated financial statements of ANAT as of December 31, 2023 (successor) and 2022 (successor) and for the year ended December 31, 2023 (successor), for the period from May 25, 2022 through December 31, 2022 (successor), the period from January 1, 2022 through May 24, 2022 (predecessor), and for the year ended December 31, 2021 (predecessor), including the related notes and independent auditor’s report, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated by reference herein.

(ii) The unaudited condensed consolidated financial statements of ANAT as of March 31, 2024 (successor) and December 31, 2023 (successor) and for the three months ended March 31, 2024 (successor) and 2023 (successor), including the related notes, are filed as Exhibit 99.2 to this Form 8-K/A and incorporated by reference herein.

(iii) Also included herewith as Exhibit 99.3 and incorporated by reference herein is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of ANAT as of March 31, 2024 (successor) and December 31, 2023 (successor) and for the three months ended March 31, 2024 (successor) and 2023 (successor), and for the year ended December 31, 2023 (successor), for the period from May 25, 2022 through December 31, 2022 (successor), the period from January 1, 2022 through May 24, 2022 (predecessor), and for the year ended December 31, 2021 (predecessor).

(b)	Pro Forma Financial Information

The unaudited condensed combined pro forma financial information of ANGI giving effect to the Merger as of and for the three months ended March 31, 2024 and for the year ended December 31, 2023 is filed as Exhibit 99.4 to this Form 8-K/A and incorporated by reference herein.

(d)	Exhibits

Exhibit No.	Description
99.1	The audited consolidated financial statements of ANAT as of December 31, 2023 (successor) and 2022 (successor) and for the year ended December 31, 2023 (successor), for the period from May 25, 2022 through December 31, 2022 (successor), the period from January 1, 2022 through May 24, 2022 (predecessor), and for the year ended December 31, 2021 (predecessor), including the related notes and independent auditor’s report.
99.2	The unaudited condensed consolidated financial statements of ANAT as of March 31, 2024 (successor) and December 31, 2023 (successor) and for the three months ended March 31, 2024 (successor) and 2023 (successor), including the related notes.
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operation of ANAT as of March 31, 2024 (successor) and December 31, 2023 (successor) and for the three months ended March 31, 2024 (successor) and 2023 (successor), and for the year ended December 31, 2023 (successor), for the period from May 25, 2022 through December 31, 2022 (successor), the period from January 1, 2022 through May 24, 2022 (predecessor), and for the year ended December 31, 2021 (predecessor).
99.4	Unaudited Condensed Combined Pro Forma Financial Information as of and for the three months ended March 31, 2024 and for the year ended December 31, 2023.
104	Cover page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN NATIONAL GROUP INC.

Date: July 23, 2024	By:	/s/ Reza Syed
Reza Syed
Chief Financial Officer & Executive Vice President